                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ Vernon J. Nagel
                                        ----------------------------------
                                              Vernon J. Nagel

Dated: July 22, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ Karen J. Holcom
                                        ----------------------------------
                                              Karen J. Holcom

Dated: July 21, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                            /s/ Peter C. Browning
                                        -----------------------------------
                                             Peter C. Browning

Dated: July 21, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                            /s/ John L. Clendenin
                                        -----------------------------------
                                             John L. Clendenin

Dated: July 20, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                               /s/ Jay M. Davis
                                        --------------------------------
                                                Jay M. Davis

Dated: July 21, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ Earnest W. Deavenport, Jr.
                                        ----------------------------------------
                                              Earnest W. Deavenport, Jr.

Dated: July 21, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Robert F. McCullough
                                        --------------------------------------
                                               Robert F. McCullough

Dated: July 21, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Julia B. North
                                        -----------------------------------
                                               Julia B. North

Dated: July 20, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                             /s/ Ray M. Robinson
                                        -----------------------------------
                                              Ray M. Robinson

Dated: July 22, 2005

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Vernon J. Nagel and Kenyon W. Murphy, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a Post Effective Amendment to Acuity Brands, Inc.'s Registration Statement on Form S-8 filed with the Securities and Exchange Commission (File Number 333-74242) (the "Registration Statement"), and any and all amendments thereto (including post-effective amendments to the Registration Statement, and any subsequent related registration statements and amendments thereto pursuant to Rule 462(b) of the Securities Act of 1933, as amended), together with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Neil Williams
                                        -----------------------------------
                                               Neil Williams

Dated: July 21, 2005